COMMERCIAL LEASE


THIS LEASE is made on the 1st day of December , 2003.
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The Landlord hereby agrees to lease to the Tenant, and the Tenant hereby agrees to hire and take from the Landlord, the Leased Premises described below pursuant to the terms and conditions specified herein:

LANDLORD:   Union Square, L.P.              TENANT(S): PROTALEX, Inc.
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Address: P.O. Box 59                        Address:  717 Encino N. E., Suite 17
                  New Hope, PA 18938                  Albuquerque, NM  87102
Telephone:        (215) 862-1014            Telephone: 215-598-1179
Facsimile:        (215) 862-1023            Facsimile: 215-598-9590

1. Leased Premises. The Leased Premises are those premises described as:
Building: "A" Building

Address:          _145_ Union Square Drive
                  New Hope, PA  18938

Gross Floor Area of Leased Premises:    3,795 square feet, pursuant to attached
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plan.

2.       Term.
         A. The term of the Lease ("Initial Term") shall be for a period of Three ( 3 ) years, unless sooner terminated or extended, as hereinafter provided, and shall commence on the 9th day of January , 200_4 ("Commencement Date") and end on the 28th day of February , 200_7 ("Expiration Date").

         B. Commencement Date of the Initial Term is determined by allowing sixty working days for build-out of the Leased Premises, from the date Landlord receives a building permit for the Leased Premises. (See Paragraph 9 below, Delivery of Possession.)

         C. If Tenant remains in possession of the Leased Premises with the written consent of the Landlord after the lease Expiration Date stated above (without exercising, if applicable, an option to extend) this Lease will be converted to a month-to-month Lease and each party shall have the right to terminate the Lease by giving at least one month's prior written notice to the other party.

         D. The period commencing on the day the tenancy begins, and ending on the last day of the twelfth month next succeeding the commencement of the Initial Term of this Lease, shall constitute the first lease year as used herein, and each successive period of twelve months shall constitute a lease year.

3. Option to Extend. Tenant is granted the right and option to extend the term of this Lease for an additional one or two years beyond the Initial Term hereof (each, an "extension period", together with the Initial Term, the "Term"), the first extension period to commence upon the expiration of the initial term of this Lease, provided that: A. Such option must be exercised, if at all, by written notice from Tenant to Landlord given at least six (6) months prior to the expiration of the then current Term;

B. At the time of exercising each option, and at the commencement of each extension period, this Lease shall be in full force and effect and there shall exist no Event of Default by Tenant; and

C. In the event the foregoing option is effectively exercised, all the terms and conditions contained in this Lease shall continue to apply during any extension period.
4.                Base Rent.
         A. The Tenant agrees to pay the ANNUAL BASE RENT of Ninety-One Thousand, Eighty Dollars ($91,080.00 ) payable in equal installments of $7,590.00 in advance on the first day of each and every calendar month during the Initial Term of this Lease without deduction or demand. (Note: See Paragraph 6, Additional Rent, below)

         B.       Rent shall be payable to Landlord's address above.

         C. Rent shall increase 5% per year during the Initial Term. Rent for years one and two of the optional extension period of this Lease shall increase at 2.5% per year.

         D. Tenant shall pay a "late charge" of ten percent (10%) each month on a cumulative basis of any installment of Rent (or any such charge as may be considered Additional Rent under this Lease) when paid more than ten (10) days after the due date.

         E. Tenant shall pay $50.00 for any checks returned by the bank for insufficient funds.

5. Base Rent Adjustment. If in any tax year commencing with the fiscal year 2005 , the real estate taxes and property insurance on the land and Building, of which the Leased Premises are a part, are in excess of the amount of real estate taxes and property insurance thereon for the fiscal year 2003 (hereinafter called the "Base Year"), Tenant will pay to Landlord as Additional Rent hereunder, when and as designated by notice in writing by Landlord, 100% percent of Tenant's proportionate share of such increase in the real estate taxes and property insurance over the Base Year that may occur in each year of the term of this Lease or any extension or renewal thereof and proportionately for any part of a fiscal year.

6.       Additional Rent.
         A. All sums of money required to be paid by Tenant under this Lease (except for Base Rent), whether or not the same are designated "Additional Rent", shall be owed by Tenant to Landlord as rent. Base Rent and Additional Rent shall be referred to sometimes as Rent.

         B. Electric utilities for year one shall be charged for at a rate of $2.00 per square foot ($632.50 per month).
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                  Utilities for subsequent years of the Term, or any extension period thereof, shall be based on Tenant's pro-rata share of the average monthly electric bill from year one of the Lease Term. In the event Tenant, and the tenant for the adjacent space at 140 Union Square Drive, agree upon terms to divide proportionate shares of the actual monthly metered electric utility bill for the entire 6,164 square foot space, this Additional Rent shall terminate and the electric utility bill shall be agreed upon and paid for by the two tenant parties. If this agreement for pro rata payment between the two tenant parties terminates, then Tenant shall resume payment as designated above, beginning with year two.

7. Common Area Maintenance Rent. Tenant shall be required to pay to Landlord Additional Rent for maintenance of common areas, which shall include cleaning of common hallways, washing the interior and exterior of windows, common area utilities, trash removal, snow removal, landscape maintenance and any other maintenance expenses that are of a general nature. The annual amount of Common Area Maintenance Rent for the first year of this Lease term is $2.00 per square foot of gross floor area. The monthly amount of Common Area Maintenance Rent for the Leased Premises for year one is $632.50.

8.       Security Deposit.  Upon execution of this Lease, the sum of
         Seven Thousand, Five Hundred Ninety  Dollars ($7,590.00 )
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         shall be deposited by the Tenant with the Landlord as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant ("Security Deposit").
         The Security Deposit is not an advance rent deposit or measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default hereunder, Landlord may use all or part of the Security Deposit to pay delinquent payments due under the Lease and the cost of any damages injury, expense of liability caused by such Event of Default without prejudice to any other right or remedy provided under this Lease, and law or in equity. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the Security Deposit (or portion thereof remaining) shall be returned to the Tenant, without interest. This Security Deposit is not required to be placed in an escrow account.

9. Delivery of Possession. If for any reason the Landlord cannot deliver possession of the Leased Premises to the Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall the Landlord be liable to the Tenant for any loss or damage resulting therefrom. However, there shall be an abatement of Rent for the period between the date upon which the Landlord delivers possession, which shall become the adjusted Commencement Date of the Term of this Lease and the date of payment for the initial installment of Base Rent.

10. Use of Premises. The Leased premises may be used only for the following purpose(s):
                                    Office space and bio-tech
                                    laboratory
11. Condition of Leased Premises; Maintenance and Repair: At the time of delivery of possession, the Leased Premises shall be in good order and repair and in the condition described in the Specifications for Union Square attached hereto as Exhibit B. The Tenant agrees to take good care of and maintain the Leased Premises in good condition through the term of the lease.

         Subject to the provisions of this Lease, Tenant shall make and pay the costs of all repairs and maintenance of all interior painting; repairs and maintenance of approved signs; and repairs and replacements of all floor coverings, lighting, and other fixtures and equipment inside the Leased Premises, and repair and restoration of all damaged plate glass in the Leased Premises unless such repairs are required due to the neglect of Landlord. Landlord will maintain the HVAC system at its sole cost, unless any repairs are a result of the Tenant's negligence, in which case, Tenant shall pay as Additional Rent, the cost of any such repairs. In the event Tenant's fit-out to the previously existing space layout require HVAC adjustment, any such adjustments shall be at Tenant's expense.

12. Utilities. Responsibility for all utilities and services that are furnished to the Leased
         Premises shall be as designated below. The application for and connecting of utilities, as well as all services, shall be made by and only in the name of the responsible party.

         Electric   Tenant (see 6 B. above)   Water/Sewer   Tenant
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         Trash  Landlord  Cleaning (interior) Tenant      Telephone Tenant
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13. Compliance with Laws and Regulations. Tenant, at its expense, shall promptly comply with all federal, state, and municipal laws, orders, and regulations, and with all lawful directives of public officers, which impose any duty upon it or Landlord with respect to the Leased Premises. Tenant at its expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions to the Leased Premises after delivery of possession. Landlord, when necessary, will join with the Tenant in applying for all such permits or licenses.

14. Alterations and Improvements. Tenant shall not make any alterations, improvements or additions to the Leased Premises without the prior written consent of Landlord, which consent shall not be reasonably withheld. Tenant shall supply
         Landlord with a list of contractors and subcontractors, and with plans and specifications for all such alterations, improvements and additions prior to requesting such consent.
         All alterations, improvements and additions made by Tenant shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord unless Landlord shall, prior to or after the termination of this Lease, have given written notice to Tenant to remove same or any of same, in which event Tenant shall remove such alterations, improvements and additions and restore the Premises to the same good order and condition in which it was on the Commencement Date. Should Tenant fail so to do, Landlord may do so, and Tenant shall reimburse Landlord for Landlord's expenses, on demand. All of such alterations, improvements or additions shall be made solely at Tenant's expense; and Tenant agrees to indemnify, defend and save harmless Landlord (a) on account of any injury to third persons or property by reason of any such improvements, additions or alterations, and (b) from the payment of any claim on account of bills for labor or materials furnished or claimed to have been furnished in connection therewith. Tenant agrees to procure all necessary licenses, permits and approvals before undertaking such work and to do all such work in a good and workmanlike manner, employing materials of first class quality and complying with all applicable governmental requirements.

15. Assignment/Subletting Restrictions. Tenant may not assign this agreement or sublet the Leased Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Any assignment, sublease or other purported license to use the Leased Premises by Tenant without the Landlord's consent shall be void and shall (at Landlord's option) terminate this Lease. In the event that Landlord shall provide its consent to an assignment or sublease of the Leased Premises, such consent (i) shall not constitute a waiver of Landlord's right to withhold its consent to a subsequent assignment or sublease; and (ii) shall not reduce Tenant's obligations under the Lease.

16.      Insurance.
         A. By Landlord. Landlord shall at all times during the term of this Lease, at its expense, insure and keep in effect on the Building in which the Leased Premises are located, fire insurance with extended coverage. The Tenant shall not permit any use of the Leased Premises which will make voidable any insurance on the property of which the Leased Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the applicable fire insurance rating association. Tenant shall on demand reimburse the Landlord, and all other tenants, the full amount of any increase in insurance premiums caused by the Tenant's use of the premises.

         B. By Tenant. Tenant shall, at its expense, during the term hereof, maintain and deliver to Landlord, upon request, public liability and property damage and plate glass insurance policies with respect to the Leased Premises. Such policies shall name the Landlord and Tenant as insured, and have limits of at least $1,000,000.00 for injury or death to any one person and $1,000,000.00 for any one accident, and with respect to damage to property and with full coverage for plate glass. Such policies shall be in whatever form and with such insurance companies as are reasonably satisfactory to Landlord, and shall name the Landlord as additional insured, and shall provide for at least ten days prior notice to Landlord of cancellation.

17. Indemnification of Landlord. Tenant shall defend, indemnify, and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises, arising out of Tenant's use or occupancy of the Leased Premises, or arising out of any act or neglect of Tenant or its servants, employees, agents, or invitees.

18. Condemnation. If all or any part of the Leased Premises is taken by eminent domain, this Lease shall expire on the date of such taking, and the rent shall be apportioned as of that date. No part of any such award shall belong to Tenant.

19. Destruction of Premises. If the building in which the Leased Premises is located is damaged by fire or other casualty, without Tenant's fault, and the damage, in Landlord's sole judgment, is so extensive as to effectively constitute a total destruction of the property or building, this Lease shall terminate and the Rent shall be apportioned to the time of the damage. In all other cases of damage without Tenant's fault, Landlord shall repair the damage with reasonable dispatch, and if the damage has rendered the Leased Premises wholly or partially untenable, the Rent shall be apportioned until the damage is repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond the Landlord's control.

20. Default. Each of the following shall constitute an Event of Default ("Event of Default"):
A. Failure to Pay Annual Base Rent. Tenant fails to pay any installment of Base Rent within ten (10) days after such installment is due and payable; or

B. Other Payment Failure. Tenant fails to pay any utility, Additional Rent or other charge or payment due or payable by Tenant under this Lease on any day upon which the same shall be due and payable, if such failure continues for ten (10) days after receipt of written notice that he same is due and payable; or

C. Other Violations. Tenant defaults in the performance of any other obligation, covenant or agreement of Tenant to be performed or observed under this Lease, and such default continues and is not cured by Tenant within ten (10) days after Landlord has given to Tenant a written notice specifying the same (provided that if such default cannot reasonably be cured within 10 days, no Event of Default shall occur if Tenant initiates such cure within the 10 day period and diligently pursues it to completion in a reasonable time thereafter), but in no event shall such period exceed the lesser of (i) an additional sixty (60) days or (ii) the remaining term of the Lease; or

D. Occupancy. Tenant fails to assume occupancy of the Leased Premises, to open its business or to operate its business in the Leased Premises pursuant to the provisions of this Lease.

E. Judgment. Any execution or attachment is issued against Tenant or any of Tenant's property and is not discharged or vacated within the twenty (20) days after issuance thereof.

F. Insolvency. Tenant makes an assignment for the benefit of creditors or becomes a party or subject to any liquidation or dissolution action or proceeding, or the institution of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors with respect to Tenant, or a receiver, liquidator, custodian or trustee being appointed for Tenant or a substantial part of Tenant's assets and, if any of the same occur involuntarily, the same is not dismissed or discharged within thirty (30) days; or the entry of an order or relief against Tenant under Title II of the United States Code entitled "Bankruptcy"; or Tenant taking any action to effect, or which indicates Tenant's or acquiescence in, any of the foregoing.

21. Landlord's Rights upon Default. Upon the occurrence of an Event of Default, the Landlord may exercise any or all of its rights under this Lease, in addition to those it may have at law or in equity.
         A. Termination. Upon the occurrence of any one or more of such Event of Default, Landlord may serve upon Tenant a notice that this Lease will terminate on a date to be specified therein, and Tenant shall have no right to avoid the cancellation or termination by payment of any sum due or by other performance of any condition, term or covenant broken, and notwithstanding any statute, rule or law, or decision of any court to the contrary, Tenant shall remain liable as set forth hereinafter for rent and any other charges due Landlord under this Lease, plus the costs incurred by Landlord to prepare leased Premises for a new Tenant.

         B. Right of Possession. Upon any Event of Default, and if the notice provided for in Paragraph 21 A above shall have been given and this Lease shall be terminated; or if the Leased Premises becomes vacant or deserted; then in all or any of such events, in addition to and not in lieu of, all other remedies of Landlord, Landlord may without notice terminate all services (including, but not limited to, the furnishing of utilities) and re-enter the Leased Premises, either by force or otherwise, and/or by summary proceedings or otherwise disposes Tenant, and remove its effects and repossess and enjoy the Leased Premises, together with all alterations, additions and improvements, all without being liable to prosecution or damages therefore.

22.      Additional Remedies of Landlord.
         A. In the event of any Event of Default, re-entry, termination and/or dispossession by summary proceedings or otherwise, in addition to, and not in lieu of, all other remedies which Landlord has under this Lease, at law or in equity; (1) the Base Rent, Common Area Maintenance
                  Rent and all Additional Rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration; and (2) Landlord may relet the Leased Premises or any part of parts thereof, either in the name of Landlord or otherwise for a term of rental which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease, and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Landlord may make such alterations and repairs as Landlord deems necessary in order to relet the Leased Premises upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and costs of such alterations and repairs; second, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rents received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.
                  No such reentry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

         B. Landlord shall have the election, in place and instead of holding Tenant so liable, to recover against Tenant, as liquidated damages for loss of the bargain and not as a penalty, a sum equal to the monthly amount of Base Rent and all Additional Rent multiplied by the number of months and fractional months which would have constituted the balance of the term (or such lesser time period specified by Landlord), together with costs and reasonable attorney's fees. Actions to collect amounts due by Tenant may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until the expiration of the Lease term.

D. Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings granted by or under any present or future laws in the event of Tenant being evicted or disposed for any cause, or in any event of Landlord obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

23.      CONFESSION OF JUDGMENT. (THIS CLAUSE SHALL APPLY PROVIDED TENANT'S
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         DEFAULT IS NOT DUE TO LANDLORD'S FAILURE TO PERFORM
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         UNDER THE TERMS OF THE LEASE.)  IF THE BASE RENT, ADDITIONAL RENT
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         AND/OR OTHER CHARGES HEREBY RESERVED AS RENT SHALL
         REMAIN UNPAID FOR A PERIOD OF TEN (10) DAYS AFTER THE DAY WHEN
         THE SAME SHOULD BE PAID IN ACCORDANCE WITH THE TERMS OF
         THIS LEASE, OR IF THE TENANT DEFAULTS OR BREACHES ANY OF THE TERMS, CONDITIONS OR COVENANTS OF THIS LEASE, AND FAILS TO
         CURE SUCH DEFAULT OR BREACH WITHIN THE APPLICABLE PERIOD OF TIME, PROVIDED PRIOR WRITTEN NOTICE IS PROVIDED TO THE
         TENANT, THE TENANT HEREBY GRANTS THE FOLLOWING WARRANT OF ATTORNEY:
         TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY
         PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD,
         TO APPEAR FOR THE TENANT IN ANY AND ALL ACTIONS WHICH
         MAY BE BROUGHT FOR SUCH RENT AND/OR CHARGES AND TO CONFESS AND ENTER JUDGMENT AGAINST THE TENANT AND IN FAVOR OF
         LANDLORD, ITS SUCCESSORS OR ASSIGNS, FOR ALL OF ANY PART OF THE BASE RENT OR ADDITIONAL RENT SPECIFIED IN THIS LEASE AND
         THEN UNPAID INCLUDING, AT THE OPTION OF LANDLORD, THE RENT FOR THE ENTIRE UNEXPIRED BALANCE OF THE TERM OF THIS LEASE,
         AND/OR OTHER CHARGES, COSTS AND EXPENSES RESERVED AS RENT OR AGREED TO BE PAID BY THE TENANT AND FOR INTEREST AND COSTS
         TOGETHER WITH REASONABLE ATTORNEY'S FEES. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, AND JUDGMENT
         MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY
         OF THE SAID RENT AND/OR CHARGES RESERVED AS RENT SHALL
         FALL DUE OR BE IN ARREARS. THIS PROVISION SHALL BE ENFORCEABLE
         ONLY PURSUANT TO LEGAL AUTHORITY EXISTING AT THE TIME OF
         SUCH CONFESSION AND SHALL OTHERWISE NOT INVALIDATE THE REMAINING TERMS AND CONDITIONS OF THIS LEASE AGREEMENT. TENANT
         RELEASES AND AGREES TO RELEASE LANDLORD, AND ANY AFOREMENTIONED ATTORNEY, FROM ALL ERRORS AND DEFECTS WHATSOEVER OF A
         PROCEDURAL NATURE IN ENTERING SUCH JUDGMENT OR IN CAUSING SUCH
         WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON
         OR CONCERNING THE SAME.

                                Tenant initials

24.      Care and Operation of Premises.
A. The Leased Premises, including Tenant's windows and signs, shall be kept neat, clean and in good repair and order by Tenant at Tenant's expense. Tenant shall store all of Tenant's trash, garbage, and other refuse in suitable receptacles within the Leased Premises and shall be responsible for the removal and disposition of refuse from the Leased Premises to proper container areas provided by Landlord.

         B. Tenant shall not cause or permit any unusual or objectionable noises or odors to emanate from the Leased Premises, or permit the playing or making of any music, sound or advertising matter which can be heard outside of the Leased Premises. Tenant agrees that no noxious fumes or hazardous wastes or chemicals will be used on or emitted from the Leased Premises in the daily conduct of the Tenant's business.

         C. Tenant shall not obstruct, encumber or use for any purposes, other than ingress or egress to and from the Leased Premises, the sidewalks in front of or abutting any part of the Leased Premises or the entrances or vestibules thereof and no selling shall be conducted or products displayed by Tenant anywhere within the Union Square Condominium outside the Leased Premises unless the same shall be expressly permitted by this Lease.

25. Gross Floor Area. For the purpose of this Lease, "gross floor area" shall be deemed to mean the area within the exterior faces of the exterior walls (except party walls and walls between spaces occupied by two or more separate occupants, in both of which cases the center of the wall in question shall be used instead of the exterior face thereof) of all floors, without deduction or exclusion for any space occupied by or used for columns or other interior construction or equipment servicing the Leased Premises, and any common hallway directly behind leased area.

26. Signs. Tenant shall post no signs unless specifically approved by Landlord. All signs shall conform to all zoning codes and of such size, color, design and character and in such location as Landlord shall approve in writing. No other signs, lettering or other forms of inscription or advertising devices shall be displayed on the exterior of the Leased Premises or on the inner or on the outer face of the windows, entrances, or doors, without prior written approval of Landlord. Landlord reserves to itself the exclusive right to the use of the roof of the Building for all purposes.

27.      Common Areas.
A. Landlord reserves the right to make changes, additions, alterations or improvements in or to the common areas of the Building; provided, however that there shall thereby be caused no unreasonable obstruction of Tenant's right of access to the Leased Premises, or any unreasonable interference with Tenant's use of the Leased Premises, or any reduction in the minimum required size of such common areas.

B. Tenant will at its expense, keep the areas immediately in front of its doors free of debris, et cetera.

28. Rules and Regulations. Tenant, and its servants, employees, agents, licensees and concessionaires shall observe faithfully and comply with such reasonable rules and regulations existing for the property or those which may be from time to time adopted by the Landlord governing the use of the common areas. The Landlord reserves the right from time to time to make reasonable changes in such rules and regulations and to make reasonable changes, additions, alterations or improvements in or to such common areas. Tenant further agrees that it is bound by all of the covenants, terms, conditions, requirements and rules and regulations in the Declaration of Condominium, Bylaws, and Rules and Regulations of Union Square Condominium.

29. Extraneous Warranties and Representations. Landlord or Landlord's agents have made no representations, warranties or promises with respect to the Union Square Condominium, the Building, or the Leased Premises, except as herein expressly set forth.

30. Landlord's Right to Enter. Landlord may, at reasonable times, and with prior notice (except in case of emergency) enter the Leased Premises to inspect it, to make repairs or alterations, and to show it to potential buyers, lenders or tenants.

31. Surrender upon Termination. At the end of the Lease term Tenant shall peaceably surrender the Leased Premises to Landlord in as good condition as it was in at the beginning of the term, reasonable use and wear excepted.

32. Quiet Enjoyment. Landlord agrees that if Tenant shall pay the rent as aforesaid and perform the covenants and agreements herein contained on its part to be performed, Tenant shall peaceably hold and enjoy the said Leased Premises without hindrance or interruption by Landlord or by any other person or persons acting under or through Landlord.

33. No Smoking Building. The Building in which the Leased Premises is located is a non- smoking building and Tenant agrees that neither Tenant, his employees, guests or clients will be allowed to smoke in the Building.

34. Subordination. This Lease, and the Tenant's leasehold interest, is and shall be subordinate, subject and inferior to any and all mortgages, liens, security interests and encumbrances now and thereafter placed on the Leased Premises by Landlord, any and all extensions, renewals, consolidations, assignments and refinancings (collectively, "Mortgages") of such mortgages, liens, security interests and encumbrances and all advances paid under such mortgages. In the case that Landlord's interest under the Mortgage shall terminate for any reason and if the holder of any such Mortgage ("Mortgagee") or if the grantee of a deed in lieu of foreclosure, or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any such Mortgage shall at its sole option so request, Tenant shall attorn to, and recognize such Mortgagee, grantee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease. The aforesaid provisions shall be self operative and no further instrument or document shall be necessary unless required by any such Mortgagee, grantee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease, and thereupon this Lease shall be deemed prior to such Mortgage.

35. Execution of Estoppel Certificate. At any time Landlord or any Mortgagee, can require Tenant, within 20 days of the date of such written request, to execute and deliver to Landlord and/or such Mortgagee, without charge and in a form satisfactory to Landlord and/or such Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the term of this lease; (c) certifying that Tenant is in occupancy of the Leased Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this
Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and thereafter no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claim by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of Security Deposited held by Landlord, if any, and (h) any other information which Landlord or the Mortgagee shall reasonably require.

36.      Miscellaneous Terms:
         A. Notices. Any notice, statement, demand or other communication by one party to the other, shall be given by personal delivery, by mailing the same by certified mail, return receipt requested, postage prepaid or by private delivery service guaranteeing overnight delivery, addressed to the Tenant at the premises, or to the Landlord at the address set forth above, or by facsimile transmission to the fax numbers set forth above. The date of notice shall be deemed to be the date personally delivered, the date fax, two (2) business days after deposit in the United States mail, or one (1) business day after deposited with overnight delivery service.

         B. Severability. If any clause or provision herein shall be adjudged invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision, which shall remain in full force and effect.

         C. Waiver. The failure of either party to enforce any of the provisions of this lease shall not be considered a waiver of that provision or the right of the party to thereafter enforce the provision .

         D. Waiver of Jury Trial. Landlord and Tenant do hereby waive the right of Jury Trial in any action arising as a result of any claim made under this Lease or in any other ways otherwise in connection herewith. The parties understand that this will result in any dispute not heard by a jury but will be heard by a Judge or other proper party as the case may be.

         E. Complete Agreement. This Lease constitutes the entire understanding of the parties with respect to the subject matter hereof and may not be modified except by an instrument in writing and signed by the parties.

         F. Brokers. Tenant represents and warrants to Landlord that Tenant has had no dealing, negotiations or consultations with respect to the Leased Premises or this transaction with any broker or finder and that no broker or finder called the Leased Premises or any other space in the Union Square Condominium to Tenant's attention. In the event that any broker or finder claims to have submitted the Leased Premises or any other space in the Union Square Condominium to Tenant, to have induced Tenant to lease the Leased Premises or to have taken part with Tenant or any of its principals, agents or employees in any dealings, negotiations or consultations with respect to the Leased Premises or this transaction, Tenant shall be responsible for and shall defend, indemnify and save Landlord harmless from and against all costs, fees (including, without limitation, reasonable attorney's fees), expenses, liabilities and claims incurred or suffered by Landlord as a result thereof.

37. Lease Documents. In addition to the Commercial Lease, the following are attached to the Lease and are hereby incorporated in and made part of the Lease as though fully set forth at length in the Lease: Exhibit A (Building Plan), Exhibit B (Specifications for Union Square) and Exhibit C (Declaration of Condominium Use Restrictions) and are collectively referred to as the "Lease Agreement" or "Lease".

38. First Right of Refusal. Tenant shall have the First Right of Refusal to lease contiguous space, upon availability, upon the same terms and at the same Base Rent and Common Area Maintenance Rent rate as Tenant's then current rate.


         IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this day of , 2003.

                                             LANDLORD:
                                             UNION SQUARE, LIMITED PARTNERSHIP


                                            Joanne W. Lutostansky
-------------------------------             --------------------------------
Witness                                     By:  George E. Michael, Partner


                                            TENANT:
                                            PROTALEX, INC.

                                            Steven Kane
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Witness                                     By:  Steven Kane, President, CEO